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SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a)of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:



[X]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only  (As Permitted by Rule 14a-6(e)
    (2))

[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            HYBRID TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Preliminary Copy dated April 21, 2006


                            HYBRID TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 2006

                                Las Vegas, Nevada
                                   May 9, 2006

         The Annual Meeting of Stockholders (the "Annual Meeting") of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), will be held at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, Canada, on Monday, May 29, 2006, at 8:00 A.M. (local time) for the following purposes:

         1. To elect five directors to the Corporation's Board of Directors, each to hold office for a one-year term, and until his or her successor is elected and qualified or until his or her earlier resignation or removal (Proposal No. 1);

         2. To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 27,000,000 to 50,000,000 (Proposal No. 2); and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on Friday, May 5, 2006, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                       By Order of the Board of Directors,

                                                       /s/ Holly A. Roseberry
                                                       -----------------------
                                         President and Chief Executive Officer

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                            HYBRID TECHNOLOGIES, INC.
                             5001 East Bonanza Road
                                  Suite 138-145
                             Las Vegas, Nevada 89110

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, on Monday, May 29, 2006, at 8:00 A.M. (local time), and any adjournment or postponement thereof.

         Only holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on May 5, 2006 (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding _______ shares of Common Stock.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Annual Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Annual Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about May 9, 2006.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows.

         As to Proposal No. 1, those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote.

         Proposal No. 2, approval of an amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of
Common Stock from 27,000,000 to 50,000,000, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

         Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
Nominees

         At the Annual Meeting, the stockholders will elect five (5) directors to serve one year terms or until their respective successors are elected and qualified.

         In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the By-Laws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

                    Name                      Age                Position

Holly A. Roseberry.......................     54        Chief Executive Officer,
                                                        President and Director

Mehboob Charania.........................     50          Director

Brian Newman.............................     55          Director

Greg Navone..............................     59          Director

Shaffiq Kotadia..........................     49          Director



         The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

         HOLLY A. ROSEBERRY was appointed as our secretary, treasurer and chief financial officer on February 20, 2002. On November 15, 2002, she resigned from these positions and was appointed as our president, chief executive officer and as a director. From 2001 to 2003, she acted as manager for the Azra Shopping Center. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store. Ms. Roseberry has held the positions of President, Chief Executive Officer and a Director of our majority-owned subsidiary, Zingo, Inc. since August 30, 2005.


         MEHBOOB CHARANIA has acted as our secretary, treasurer and chief financial officer since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office.
Mr. Charania has held the position of Secretary and a Director of our majority-owned subsidiary, Zingo, Inc. since August 30, 2005.

Rider X

BRIAN NEWMAN, age 55, graduated as a chartered accountant from the University of Calgary, and has been a director and President of Brian Newman Professional Corporation, a public accounting firm located in Calgary, Alberta for the past 25 years. Mr. Newman has served since September 2004 to the present as a director of Olympia Financial Group, and since September 2004 to the present has also served as a director of Albury Resources Ltd. Both of these companies are publicly traded in Canada, but neither is a reporting company under the Securities Exchange Act of 1934.


GREGORY NAVONE, age 59, graduated from St. Mary's College in Morgan, California, in 1968, with a Bachelor of Arts degree. For the past two years, Mr. Navone has been the owner and President of First Interstate Mortgage, a mortgage banking firm. For more than three years previously, Mr. Navone was with Nevada One Mortgage. Both these firms are located in Las Vegas, Nevada. Mr. Navone was appointed a director of the Company shortly following its incorporation in April 2000, and served as a director until February, 2002.


SHAFFIQ KOTADIA, age 49, a computer infrastructure specialist, has been a director and President since 1990 of The Dolphin Project Inc., an information technology consulting firm located in Calgary, Alberta.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2005, the Board of Directors of the Company acted by unanimous written consent on eighteen (18) occasions. No director nominated for election at the Annual Meeting attended fewer than 100% of the total number of meetings of the Board of Directors during the last fiscal year.

         Our directors are elected by the stockholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.

         We do not have an audit committee, although we intend to establish such a committee following the Annual Meeting. We believe that Mr. Brian Newman qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission and we intend that Mr. Newman would be appointed by the Board as an independent member of the Audit Committee.

         We do not have a nominating committee or a compensation committee, or a committee or committees performing the functions of such committees. Following the Annual Meeting, we intend to establish a nominating committee and a compensation committee, each composed of independent directors.

         Follwing the Annual Meeting the newly-elected Board of Directors will consider and adopt a Code of Ethics.

         There are no formal procedures for stockholders to nominate persons to serve as directors; however, the Board will consider nominations from stockholders, which should be addressed to Holly A. Roseberry, Chief Executive Officer, at the Company's address set forth above.

Stockholder Communications with the Board of Directors

      Our stockholders may communicate with our Board of Directors by writing directly to the Board of Directors or to Holly A. Roseberry, Chief Executive Officer, at the Company's address set forth above.

      Our corporate officer will deliver stockholder communications to the Board of Directors.

                            COMPENSATION OF DIRECTORS

         Directors currently receive no compensation for meetings attended and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend.

         The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:

               THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL
                              NOMINEES NAMED ABOVE.







                                   MANAGEMENT
Executive Officers and Directors

Our executive officers and directors and their respective ages as of May 1, 2006 are as follows:


Name                                   Age           Office
--------------------                  -----          ------
Holly Roseberry                        54            President, Chief Executive
                                                     Officer and Director
Mehboob Charania                       50            Secretary, Treasurer, and
                                                     Director


         No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

Executive Compensation

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal years ended July 31, 2005 and 2004, and for the six months ended July 31, 2005. No other compensation was paid to any such officer or director other than the cash compensation set forth below.

          Annual  Compensation                                   Awards                      Payouts
---------------------------------------------          -------------------------     ----------------------
(a)               (b)       (c)       (d)     (e)         (f)             (g)             (h)        (i)
Name                                          Other     Restricted     Securities
and                                          Annual       Stock        Underlying         LTIP     All Other
Principal         Year     Salary    Bonus    Comp.      Awards         Options/         Payouts    Comp.
Position           *        ($)       ($)      ($)         ($)           SARs(#)           ($)       ($)
--------------    ----     ------    -----    ------    ----------     ----------        -------  ---------


Holly   .         2005            $48,926
Roseberry         2004            $6,225

President **

 -----------------
* Years  ended  July 31,   2005   and   July 31,  2004.  Ms. Roseberry's  direct
compensation for the six months ended July 31, 2005 was $26,000.

** Holly Roseberry has held the office of President since November 15, 2002. Ms. Roseberry's functions as President have included, in addition to accounting and regulatory filing oversight, management and the sale of the Azra shopping center, general management of our day-to-day operations, working with the attorneys and accountants for the Company, general oversight of the agreements with and oversight of consultants to the Company and correspondence with the Company's transfer agent.


Option/SAR Grants in Last Fiscal Year

         There were no grant of options to purchase our common stock to our officers or directors in fiscal 2005, and there were no exercises of such options during or options held at the end of such fiscal year by officers or directors.



                             PRINCIPAL STOCKHOLDERS


         The following table sets forth, as of March 31, 2006, the beneficial ownership of the Common Stock of the Company by each person beneficially owning more than 5% of such securities, by each of the directors and executive officers of the Company, and by the directors and executive officers of the Company as a group. At March 31, 2006, a total of 24,645,646 shares of Common Stock were outstanding.


                  Name and address            Number of Shares  Percentage of
Title of class    of beneficial owner          of Common Stock  Common Stock
-------------     -------------------          ----------------   -----------

Common Stock      Salim S. Rana Investments Corp.   4,385,685       18%
                  5001 E. Bonanza Rd., Suite
                  138-145, Las Vegas,
                  Nevada 89110 (1)

Common Stock      Holly Roseberry                     2,300          *
                  President, CEO, Director
                  5001 E. Bonanza Rd.,
                  Suite 138-145
                  Las Vegas, Nevada 89019

Common Stock      All Officers and Directors          2,300           *
                  as a Group that consists of
                  two people

Common Stock      Sterling Capital Corp.            13,326,882      54%
-------------------------
*        Less than 1%

(1) Salim R. Rana is the President of Salim S. Rana Investments Corp.

(3) The address of Sterling Capital Corp. is 200-675 West Hastings Street, Vancouver, B.C., V6B 1N2



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition and Disposition of Azra Shopping Center

By an agreement dated April 10, 2002, we acquired from Salim S. Rana Investments Corp., a private Nevada company ("SSRIC"), a 100% interest in the real property and all buildings and improvements situated thereon, known as the Azra Shopping center, located in Las Vegas, Nevada. The purchase price was $4,150,000 and was paid as follows:

1.   We issued 40,000,000 shares of common stock for $0.01 per share;

2.   We assumed a first mortgage on the Azra Shopping Center for $3,150,000; and

3.   We issued a promissory note for $600,000 to SSRIC.

     The purchase of the Azra shopping center was negotiated with SSRIC and approved by our Board, based on the Board's view of the possible value of the Azra shopping center. The Company believes that these were arms-length negotiations.

         We  completed  the  acquisition  through our  wholly-owned  subsidiary,
Whistler  Commercial   Holding,   Inc.,  on  April  15,  2002,  with  operations
transferring effective May 1, 2002.

         On January 1, 2003, we sold the Azra shopping center. In connection with the disposition of the Azra shopping center, the Company sold the stock, valued at $100, of Whistler Commercial Holding, Inc., the subsidiary holding title to the property, for $100 to Kim Larsen, an unrelated third party purchaser, as an investment property. Mr. Larson assumed the mortgage debt. The assumption of the mortgage debt represented the purchase price negotiated for the property, hence the minimal price attributed to the sale of the subsidiary's stock. The Company then assumed the unpaid balance of $377,960 of the $600,000 note to SSRIC, since the Company's subsidiary was liable on this debt and the purchaser was not willing to assume the debt to SSRIC in connection with its purchase of the Azra property.

     The basis for the Company's decision regarding the sale of the Azra property and the assumption of debt by the Company in connection with the sale of this property are that the prospects for the shopping center became much less favorable, due to the continuing economic decline following the terrorist attacks on September 11, 2001. The vacancy rate in May 2002 was approximately 10%, and by the end of the year was about 35%. The rents had declined from approximately $30,000 per month to approximately $26,000 per month, and the property was losing money.

        We incurred a loss of $757,024 during the fiscal year from these discontinued operations.

     During our fiscal year ended January 31, 2004, SSRIC advanced approximately $175,000 additionally to the Company. We have repaid this debt and all subsequent advances by this stockholder as of February 25, 2004.

     During the year ended January 31, 2004, interest in the amount of $24,070 relating to the Azra shopping center debt was paid to SSRIC. Since the amount due was not repaid in the required $200,000 installments due on January 31, 2003 and January 31, 2004, the debt was subject to simple interest at 10%; by agreement with SSRIC interest was accrued through October 31, 2003, only and not thereafter.

         We entered into a Stock Redemption and Reissuance Agreement (the "Redemption Agreement"), dated as of February 10, 2004, with SSRIC, our major stockholder, pursuant to which SSRIC on February 10, 2004, contributed 1,000,000 shares of our common stock (3,000,000 shares adjusted for the three-for-one forward split effective March 10, 2004) owned by SSRIC (the "Shares") to our treasury. At that time, we had only 6,000 authorized but unissued shares of common stock available for issuance upon exercise of options or for consultants or potential private investors in the Company. Under the Redemption Agreement, SSRIC contributed the Shares to the Company's treasury at no cost to the Company. The Company had the ability under the Redemption Agreement, and did, utilize the shares for proper corporate purposes, including option exercises and issuances to consultants. Under the Redemption Agreement, the Company was obligated to return the Shares, at no cost, to SSRIC upon the first to occur of the following events: (1) the return to the Company of the certificate for 3,375,000 shares of common stock held improperly by International Business Consultants GMBH in escrow for a financing that had not closed and had no prospect of closing, or (2) an increase in the Company's authorized common stock of at least 3,000,000 shares as contemplated by the Company's information statement referred to above. On May 20, 2004, International Business Consultants GMBH redelivered to the Company the certificate for 3,375,000 shares, and our suit against this company and others associated with it will be withdrawn. Based on the return of these shares, on June 3, 2004, the Company reissued the 3,000,000 shares contributed to the Company's treasury by SSRIC.


                                 PROPOSAL NO. 2

                APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM
                            27,000,000 TO 50,000,000

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase of the number of shares of Common Stock that the Company is authorized to issue from 27,000,000 to 50,000,000.

         The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) for the 2006 Restricted Stock Plan, pursuant to which 5,000,000 shares are reserved, availability of the full number of shares so reserved being subject to approval of this amendment; (ii) to raise additional capital for the operations of the Company; and (iii) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation or by the laws of the State of Nevada. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

         As of March 31, 2006, we had 5,000,000 shares of Common Stock reserved for issuance under our 2006 Restricted Stock Plan. Therefore, with 24,645,646 shares of common stock issued and outstanding as of March 31, 2006, we have approximately 2,350,000 shares available for issuance upon grant of future options or for other corporate purposes. Approval of this amendment will be necessary for us to be able to issue options for the full number of shares reserved under the 2006 Restricted Stock Plan. There are currently no set plans or arrangements relating to the possible issuance of any additional shares of Common Stock proposed to be authorized.

         The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

         If Proposal No. 2 is approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend and restate paragraph (a) of Article III of the Company's Articles of Incorporation to read substantially as follows:

 " Article III

                  (a) The corporation shall have authority to issue a total of Fifty-Five Million (55,000,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock")."

         The Company's authority to issue up to 5,000,000 shares of Preferred Stock, par value $.001 per share, would remain unchanged by the proposed amendment.

         Annexed to this Proxy Statement and marked Exhibit A is the proposed amendment to the Articles of Incorporation of the Company.

         The vote required for approval of the Proposal to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

                         DISSENTERS' OR APPRAISAL RIGHTS

         Under Nevada law, our stockholders do not have any dissenters' or appraisal rights with respect to the approval of the Certificate of Amendment.



                              INDEPENDENT AUDITORS

         Mason Russell West LLC, has served as the Company's independent auditors since our 2004 fiscal year and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending July 31, 2006. Mason Russell West LLC has no interest, financial or otherwise, in the Company. A representative of Mason Russell West LLC is not expected to be present at the Annual Meeting.


Audit Fees

         The aggregate fees billed by our independent auditors for the last two years were as follows:
         Year ended January 31, 2004: $16,450
         Year ended January 31, 2005: $21,000

Audit Related Fees

         There were no fees billed for audit related services.

Tax fees

         There were no fees billed for tax compliance, tax advice and tax planning.

All other fees

         There were no other fees billed by our independent auditors for the fiscal years ended January 31, 2004 and 2005.



      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

         Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Holly A. Roseberry, Chief Executive Officer, Hybrid Technologies, Inc., 5001 East Bonanza Road, Suite 138-145, Las Vegas, NV 89110, on or before October 1, 2006.


                             APPENDIX - FORM 10-KSB

         The Company's Form 10-KSB for the fiscal year ended July 31, 2005, containing all financial statements is attached to this proxy statement as an Appendix.

                FINANCIAL INFORMATION - INCORPORATED BY REFERENCE

         The Company's reports on Form 10-QSB for its first fiscal quarter, the three months ended October 31, 2005, and for its second fiscal quarter, the three months ended January 31, 2006, as well as Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the second quarter Form 10-QSB, are incorporated herein by reference.


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO HOLLY A. ROSEBERRY, CHIEF EXECUTIVE OFFICER, HYBRID TECHNOLOGIES, INC., 5001 EAST BONANZA DRIVE, SUITE 138-145, LAS VEGAS, NEVADA 89110, TELEPHONE NUMBER (818) 780-2403. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY MAY 20, 2006.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other business which will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Directors,

                                           /s/ Holly A. Roseberry
Las Vegas, Nevada                          Holly A. Roseberry,
May   , 2005                               President and Chief Executive Officer

             FORM OF PROXY

          PROXY FOR ANNUAL MEETING OF
          HYBRID TECHNOLOGIES, INC.
          5001 EAST BONANZA ROAD, SUITE 138-145, LAS VEGAS, NEVADA 89110
          (818) 780-2403

           SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
              HYBRID TECHNOLOGIES, INC.

         THE UNDERSIGNED hereby appoint(s) Holly A. Roseberry and Mehboob Charania, or either of them, with full power of substitution, to vote at the Annual Meeting of Stockholders of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), to be held on May 29, 2006, at 8:00 A.M., Pacific Daylight Time, at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:



PROPOSAL (1):  ELECT DIRECTORS.

         Holly A. Roseberry
         Mehboob Charania
         Brian Newman
         Greg Navone
         Shaffiq Kotadia


(  )  For All Nominees Listed Above           (  ) Withhold Authority to Vote
     (except as marked to the contrary below)      for All Nominees Listed Above

 -------------------------------------------------------------------------------
        (To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2):     APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

(    )   For                   (    ) Against                     (    ) Abstain


PROPOSAL (3):     TRANSACT  SUCH OTHER BUSINESS AS MAY PROPERLY  COME BEFORE THE
MEETING.

(  )     In their discretion, the proxy-holders are     (  )  Withhold Authority
         authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

                                             Please  sign,   date  and  promptly
                                             return  this Proxy in the  enclosed
                                             envelope.


----------------------------------                    ------------------------
Signature                                             Date

----------------------------------                    ------------------------
Signature                                             Date

                                    EXHIBIT A

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)


1. Name of corporation: Hybrid Technologies, Inc.

2. The articles have been amended as follows: Paragraph (a) Article III of the Articles of Incorporation of the corporation is deleted in its entirety and the following is substituted therefor:

    " Article III

                  (a) The corporation shall have authority to issue a total of Fifty-Five Million (55,000,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock")."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _________ shares voted in favor of the amendment out of ________ shares outstanding and entitled to vote.
                        /s/ Holly Roseberry                  June _____, 2006
4. Officer Signature:
                      --------------------------------------------------------
                        Holly Roseberry, President and Chief Executive Officer

                                       1